                                                                     EXHIBIT 4.1

                                    INDENTURE

                                  -------------

                           Dated as of March 25, 2004

                                      among

                          FEDEX CORPORATION, AS ISSUER,

                           THE GUARANTORS NAMED HEREIN

                                       and

                 WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                                  -------------

                    $600,000,000 Floating Rate Notes due 2005
                        $500,000,000 2.65% Notes due 2007
                        $500,000,000 3.50% Notes due 2009

                         RECONCILIATION AND TIE BETWEEN
                           TRUST INDENTURE ACT OF 1939
                    (THE "TRUST INDENTURE ACT") AND INDENTURE

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
Section 310(a)(1)...........................................         6.09
           (a)(2)...........................................         6.09
           (b)..............................................         6.10
Section 311(b)(4)...........................................         6.13
           (b)(6)...........................................         6.13
Section 312(a)                                                       7.01
           (b)..............................................         7.02
           (c)..............................................         7.02
Section 313(a)..............................................         7.03
           (b)(2)...........................................         7.03
           (c)..............................................         7.03
           (d)..............................................         7.03
Section 314(a)..............................................         7.04
           (c)(1)...........................................         1.02
           (c)(2)...........................................         1.02
           (e)..............................................         1.02
           (f)..............................................         1.02
Section 316(a) (last sentence)..............................         1.01
           (a)(1)(A)........................................     5.02 and 5.12
           (a)(1)(B)........................................         5.13
           (b)..............................................         5.08
Section 317(a)(1)...........................................         5.03
           (a)(2)...........................................         5.04
           (b)..............................................         10.03
Section 318(a)..............................................         1.07

----------
This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

NOTE: Section 318(c) of the Trust Indenture Act provides that the provisions of Sections 310-317 are a part of and govern every qualified indenture, whether or not physically contained therein.

                               TABLE OF CONTENTS*

                                   ----------

                                                                                PAGE
                                                                                ----
                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  DEFINITIONS.........................................................1
Section 1.02.  COMPLIANCE CERTIFICATES AND OPINIONS................................8
Section 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE..............................8
Section 1.04.  ACTS OF HOLDERS.....................................................9
Section 1.05.  NOTICES, ETC. TO TRUSTEE, COMPANY AND GUARANTORS...................10
Section 1.06.  NOTICE TO HOLDERS; WAIVER..........................................10
Section 1.07.  CONFLICT WITH TRUST INDENTURE ACT..................................11
Section 1.08.  EFFECT OF HEADINGS AND TABLE OF CONTENTS...........................11
Section 1.09.  SUCCESSORS AND ASSIGNS.............................................11
Section 1.10.  SEPARABILITY CLAUSE................................................11
Section 1.11.  BENEFITS OF INDENTURE..............................................11
Section 1.12.  GOVERNING LAW......................................................11
Section 1.13.  LEGAL HOLIDAYS.....................................................11
Section 1.14.  LANGUAGE OF NOTICES................................................11
Section 1.15.  COUNTERPARTS.......................................................11

                                    ARTICLE 2
                                   NOTE FORMS

Section 2.01.  FORMS GENERALLY....................................................11
Section 2.02.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION....................12
Section 2.03.  GLOBAL NOTES.......................................................12

                                    ARTICLE 3
                                    THE NOTES

Section 3.01.  ISSUE AMOUNT; ISSUABLE IN SERIES...................................16
Section 3.02.  DENOMINATIONS......................................................16
Section 3.03.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.....................16
Section 3.04.  TEMPORARY NOTES....................................................17
Section 3.05.  REGISTRATION, TRANSFER AND EXCHANGE................................18
Section 3.06.  SPECIAL TRANSFER PROVISIONS........................................20
Section 3.07.  MUTILATED, DESTROYED, LOST AND STOLEN NOTES........................21
Section 3.08.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.....................22

----------
     * This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 3.09.  PERSONS DEEMED OWNERS..............................................23
Section 3.10.  CANCELLATION.......................................................23
Section 3.11.  COMPUTATION OF INTEREST............................................24

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE............................24
Section 4.02.  APPLICATION OF TRUST MONEY.........................................25

                                    ARTICLE 5
                                    REMEDIES

Section 5.01.  EVENTS OF DEFAULT..................................................25
Section 5.02.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.................26
Section 5.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE....27
Section 5.04.  TRUSTEE MAY FILE PROOFS OF CLAIM...................................28
Section 5.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.............28
Section 5.06.  APPLICATION OF MONEY COLLECTED.....................................29
Section 5.07.  LIMITATION ON SUITS................................................29
Section 5.08.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST...30
Section 5.09.  RESTORATION OF RIGHTS AND REMEDIES.................................30
Section 5.10.  RIGHTS AND REMEDIES CUMULATIVE.....................................30
Section 5.11.  DELAY OR OMISSION NOT WAIVER.......................................30
Section 5.12.  CONTROL BY HOLDERS.................................................30
Section 5.13.  WAIVER OF PAST DEFAULTS............................................31
Section 5.14.  UNDERTAKING FOR COSTS..............................................31
Section 5.15.  WAIVER OF STAY OR EXTENSION LAWS...................................31

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.01.  CERTAIN DUTIES AND RESPONSIBILITIES................................32
Section 6.02.  NOTICE OF DEFAULTS.................................................33
Section 6.03.  CERTAIN RIGHTS OF TRUSTEE..........................................33
Section 6.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES..................34
Section 6.05.  MAY HOLD NOTES.....................................................34
Section 6.06.  MONEY HELD IN TRUST................................................34
Section 6.07.  COMPENSATION AND REIMBURSEMENT.....................................34
Section 6.08.  INTENTIONALLY LEFT BLANK...........................................35
Section 6.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY............................35
Section 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..................35
Section 6.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.............................37
Section 6.12.  MERGER, CONVERSION OR SUCCESSION TO BUSINESS.......................38
Section 6.13.  PREFERENTIAL CLAIMS................................................38
Section 6.14.  APPOINTMENT OF AUTHENTICATING AGENT................................39

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS..........40
Section 7.02.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.............40
Section 7.03.  REPORTS BY TRUSTEE.................................................42
Section 7.04.  REPORTS BY COMPANY.................................................42

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01.  COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.....................43
Section 8.02.  SUCCESSOR CORPORATION SUBSTITUTED..................................43

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.................43
SECTION 9.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS....................45
SECTION 9.03.  EXECUTION OF SUPPLEMENTAL INDENTURES...............................45
SECTION 9.04.  EFFECT OF SUPPLEMENTAL INDENTURES..................................45
SECTION 9.05.  CONFORMITY WITH TRUST INDENTURE ACT................................46
SECTION 9.06.  REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES......................46

                                   ARTICLE 10
                                    COVENANTS

Section 10.01. PAYMENT OF PRINCIPAL, INTEREST AND ADDITIONAL AMOUNTS..............46
Section 10.02. MAINTENANCE OF OFFICE OR AGENCY....................................46
Section 10.03. MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST.......................46
Section 10.04. CORPORATE EXISTENCE................................................48
Section 10.05. STATEMENT AS TO DEFAULT............................................48
Section 10.06. ADDITIONAL AMOUNTS.................................................48
Section 10.07. APPLICATION OF PROCEEDS UPON RELEASE OF A 10% SUBSIDIARY
        GUARANTOR.................................................................49

                                   ARTICLE 11
                               REDEMPTION OF NOTES

Section 11.01. REDEMPTION UPON A TAX EVENT........................................50
Section 11.02. NOTICE OF REDEMPTION...............................................50
Section 11.03. DEPOSIT OF REDEMPTION PRICE........................................51
Section 11.04. NOTES PAYABLE ON REDEMPTION DATE...................................51

                                   ARTICLE 12
                               GUARANTEE OF NOTES

Section 12.01. UNCONDITIONAL GUARANTEE............................................51
Section 12.02. EXECUTION AND DELIVERY OF GUARANTEE................................53
Section 12.03. FUTURE GUARANTORS..................................................53

Section 12.04. RELEASE OF A GUARANTOR.............................................53
Section 12.05. WAIVER OF SUBROGATION..............................................54
Section 12.06. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT
        REGARDING DISSOLUTION, ETC. OF GUARANTORS.................................54
Section 12.07. LIMITATION OF GUARANTOR'S LIABILITY................................54
Section 12.08. OBLIGATIONS REINSTATED.............................................54
Section 12.09. NO OBLIGATION TO TAKE ACTION AGAINST THE COMPANY...................55

                                   ARTICLE 13
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 13.01. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE
        OR COVENANT DEFEASANCE....................................................55
Section 13.02. DEFEASANCE AND DISCHARGE...........................................55
Section 13.03. COVENANT DEFEASANCE................................................56
Section 13.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE....................56
Section 13.05. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;
        OTHER MISCELLANEOUS PROVISIONS............................................57

EXHIBIT A      Form of Supplemental Indenture to add Additional Guarantors

EXHIBIT B      Form of Individual Note

EXHIBIT C      Form of Guarantee

EXHIBIT D      Form of Global Note

EXHIBIT E      Form of Regulation S Transfer Certificate

EXHIBIT F      Form of Restricted Notes Transfer Certificate

EXHIBIT G      Form of Owner Notes Certificate to Be Delivered in connection with
               Exchanges of the Regulation S Global Note during the Regulation S
               Compliance Period

EXHIBIT H      Form of Depositary Certification to Be Delivered in connection with
               Exchanges of the Regulation S Global Note during the Regulation S
               Compliance Period

                                    INDENTURE

     INDENTURE, dated as of March 25, 2004, among FedEx Corporation, a Delaware corporation (the "COMPANY"), the Guarantors referred to below and Wachovia Bank, National Association, a national banking association, as trustee (the "TRUSTEE").

                                    RECITALS

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide, among other things, for the issuance, execution, authentication, delivery and administration of $600,000,000 aggregate principal amount of its Floating Rate Notes due 2005 (the "FLOATING RATE NOTES"), $500,000,000 aggregate principal amount of its 2.65% Notes due 2007 (the "NOTES DUE 2007") and $500,000,000 aggregate principal amount of its 3.50% Notes due 2009 (the "NOTES DUE 2009" and, together with the Floating Rate Notes and the Notes due 2007, the "NOTES");

     WHEREAS, the Guarantors named herein have duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Notes; and

     WHEREAS, all things necessary to make the Notes, when executed and delivered by the Company and authenticated by the Trustee or an Authenticating Agent and delivered as provided in this Indenture, and the Guarantees, when executed and delivered by the Guarantors, the valid, binding and legal obligations of the Company and the Guarantors, as the case may be, and to constitute these presents a valid indenture and agreement of the Company and the Guarantors according to its terms have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

             (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation; and

              (iv) the words "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms used principally in certain Articles hereof are defined in those Articles.

     "ACT" when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "ADDITIONAL AMOUNTS" has the meaning set forth in Section 10.06 hereof, including, without limitation, any Additional Amounts payable as a result of an assumption of obligations pursuant to Section 8.01. Any reference in this Indenture to principal or interest in respect of the Notes shall be deemed also to refer to any Additional Amounts that may be payable as set forth herein and under the Notes or the Guarantees.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes of one or more series.

     "BOARD OF DIRECTORS" means the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

     "BOARD RESOLUTION" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

     "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are authorized or obligated by law to close.

     "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

     "CLEARSTREAM" means Clearstream Banking, societe anonyme, or any successor thereto.

     "CLOSING DATE" means March 25, 2004.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "COMPANY" means FedEx Corporation or any successor Corporation which shall have become such under this Indenture.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its President or any Vice President and delivered to the Trustee.

     "CONSOLIDATED TOTAL ASSETS" as of any date means the consolidated total assets of a Person and its Subsidiaries as of such date determined on a consolidated basis in accordance with generally accepted accounting principles.

     "CORPORATE TRUST OFFICE" means the corporate trust office of the Trustee located at 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, or such other location as to which the Trustee may give notice to the Company.

     "CORPORATION" includes corporations and, except for purposes of Article Eight, limited liability companies, associations, companies and business trusts.

     "CUSIP NUMBER" means the alphanumeric designation assigned to a Note by Standard & Poor's Ratings Service, CUSIP Service Bureau.

     "CUSTODIAN" means Wachovia Bank, National Association, as custodian of the Global Notes for DTC under a custody agreement or any similar successor agreement.

     "DTC" means The Depository Trust Company, or any successor thereto.

     "DEFAULTED INTEREST" has the meaning specified in Section 3.08.

     "DEPOSITARY" means, with respect to the Global Notes, DTC or such other Person as shall be designated as Depositary by the Company pursuant to Section 2.03(b).

     "DEPOSITARY CERTIFICATION" has the meaning specified in Section 2.03(a).

     "DOLLAR" means a dollar or other equivalent unit of legal tender for payment of debts in the United States of America.

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor thereto.

     "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

     "EXCHANGE NOTES" means any securities of the Company to be offered to Noteholders in exchange for Notes of a series pursuant to the Exchange Offer or otherwise pursuant to a Registration of Notes containing terms identical in all material respects to the Notes of such series for which they are exchanged (which securities will be guaranteed by the Guarantors with terms identical to the Guarantee), except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of issuance of the Notes and (ii) the Exchange Notes will not contain terms with respect to transfer restrictions or the payment of additional interest upon the occurrence of a Registration Default.

     "EXCHANGE OFFER" means the exchange offer by the Company of Exchange Notes for Notes pursuant to the Registration Rights Agreement.

     "EXCHANGE REGISTRATION STATEMENT" means a registration statement of the Company and the Guarantors under the Securities Act registering Exchange Notes, and Guarantees for distribution pursuant to the Exchange Offer.

     "GLOBAL NOTE" means a Note bearing the legend specified in Section 2.03 evidencing all or part of a series of Notes, issued to the Depositary or its nominee with respect to such series and registered in the name of such Depositary or nominee.

     "GOVERNMENT OBLIGATIONS" means securities which are (x) direct full faith and credit obligations of the United States of America or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America and which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect to the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

     "GUARANTEE" means the Guarantee made by each of the Guarantors as set forth in Article Twelve hereof and as endorsed on the Notes as provided herein.

     "GUARANTOR" means (i) each of Federal Express Corporation, a Delaware corporation, FedEx Freight Corporation, a Delaware corporation, FedEx Freight East, Inc., an Arkansas corporation, FedEx Ground Package System, Inc., a Delaware corporation, and Kinko's, Inc., a Delaware corporation, each a Subsidiary of the Company, and (ii) each Person who becomes a Guarantor hereunder after the Closing Date upon the execution of an indenture supplemental hereto pursuant to Section 12.03.

     "HOLDER" means a Person in whose name a Note is registered in the Register.

     "INDEBTEDNESS" of any Person means indebtedness for borrowed money and indebtedness under purchase money liens or other conditional sales or similar title retention agreements, in each case where such indebtedness has been created, incurred, or assumed by such person to the extent such indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, guarantees by such Person of such indebtedness, and indebtedness for borrowed money secured by any lien, pledge or other security interest or encumbrance upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

     "INDENTURE" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Notes established as contemplated by Section 3.01.

     "INDIVIDUAL NOTE" has the meaning set forth in Section 2.03(b).

     "INTEREST PAYMENT DATE," with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

     "MATURITY," with respect to any Note, means the date on which the principal of such Note, or an installment of principal, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase or otherwise and includes any Redemption Date.

     "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President of the Company, and attested by the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or of counsel to the Company, or other counsel reasonably satisfactory to the Trustee.

     "ORIGINAL NOTES" means all Notes other than Exchange Notes.

     "OUTSTANDING," when used with respect to Notes of any series, means, as of the date of determination, all Notes of such series theretofore authenticated and delivered under this Indenture, except:

               (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Notes for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; PROVIDED that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

             (iii) Notes for whose payment or redemption money or Government Obligations as contemplated by Section 13.04 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) in trust for the Holders of such Notes in accordance with Section 13.05; and

              (iv) Notes which have been paid pursuant to Section 3.07 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

     PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows, meaning actual knowledge of a Responsible Officer, to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor or any Affiliate of the Company or of such other obligor.

     "OWNER NOTES CERTIFICATION" has the meaning specified in Section 2.03(a).

     "PAYING AGENT" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PLACE OF PAYMENT," with respect to the Notes of any series, means the place where the principal of, interest on, and Additional Amounts with respect to, the Notes of that series are payable as provided in or pursuant to this Indenture or such Notes.

     "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "READILY MARKETABLE SECURITIES" means securities for which a public market exists or which the Company reasonably believes can be reduced to cash within 12 months of the receipt thereof.

     "REDEMPTION DATE," with respect to any Note or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Note.

     "REDEMPTION PRICE," with respect to any Note or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or such Note.

     "REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in
Section 3.05.

     "REGISTRATION" means a registered exchange offer for the Notes by the Company pursuant to the Exchange Offer Registration Statement or other registration for resale of the Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

     "REGISTRATION DEFAULT" has the meaning set forth in the Registration Rights Agreement.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 25, 2004, among the Company, the Guarantors named therein and J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Utendahl Capital Group, LLC, KBC Financial Products USA Inc., McDonald Investments Inc., Morgan Keegan & Company, Inc., The Royal Bank of Scotland plc, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc. and Vining - Sparks IBG, L.P., and certain permitted assigns specified therein.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Notes of any series means the date specified in or pursuant to this Indenture or such Note as the "REGULAR RECORD DATE."

     "REGULATION S" means Regulation S under the Securities Act.

     "REGULATION S GLOBAL NOTE" has the meaning set forth in Section 2.03(a) .

     "REGULATION S LEGEND" has the meaning set forth in Section 2.03(a).

     "REGULATION S RESTRICTED PERIOD" means the 40 calendar days after the original issue date of the Notes.

     "RESPONSIBLE OFFICER" means any officer or authorized agent of the Trustee in its Corporate Trust Office with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer or authorized agent to whom such matter is referred because of knowledge of and familiarity with the particular subject.

     "RESTRICTED INDIVIDUAL NOTE" has the meaning set forth in Section 2.03(a).

     "RULE 144A GLOBAL NOTE" has the meaning set forth in Section 2.03(a).

     "RULE 144A LEGEND" has the meaning set forth in Section 2.03(a).

     "SHELF REGISTRATION STATEMENT" means a shelf registration statement under the Securities Act filed by the Company and the Guarantors, if required by, and meeting the requirements of, the Registration Rights Agreement, registering Original Notes for resale.

     "60% SUBSIDIARY GUARANTOR" means any Guarantor whose Consolidated Total Assets as of any determination date constitute more than 60% of the Consolidated Total Assets of the Company, determined as of the date of the most recent interim or fiscal year-end balance sheet of the Company filed with the Commission prior to such determination date.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on any Note means a date fixed by the Trustee pursuant to Section 3.08.

     "STATED MATURITY," with respect to any Note or any installment of principal thereof or interest thereon or any Additional Amounts, means the date established by or pursuant to this Indenture or such Note as the fixed date on which the principal of such Note or such installment of principal or interest is, or such Additional Amounts are, due and payable.

     "SUBSIDIARY" means (i) any corporation more than 50% of the outstanding shares of voting stock of which shall at the time of determination be owned or controlled, directly or indirectly, by the Company or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, joint venture, association or similar business organization more than 50% of the ownership interests having power to direct the ordinary affairs thereof of which shall at the time of determination be so owned or controlled. For the purposes of this definition, "VOTING STOCK" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "10% SUBSIDIARY GUARANTOR" means any Guarantor whose Consolidated Total Assets as of any determination date constitute more than 10% of the Consolidated Total Assets of the Company, determined as of the date of the most recent interim or fiscal year-end balance sheet of the Company filed with the Commission prior to such determination date.

     "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "TRUSTEE" shall mean such Person and as used with respect to the Notes of any series shall mean the Trustee with respect to Notes of such series.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

     "UNRESTRICTED INDIVIDUAL NOTE" means any Individual Note other than a Restricted Individual Note.

     "VICE PRESIDENT," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "VICE PRESIDENT."

     Section 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and, if applicable, the Guarantors, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if requested by the Trustee, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Any Officers' Certificate will comply with Section 314(e) of the Trust Indenture Act.

     Section 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which the certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Note, they may, but need not, be consolidated and form one instrument.

     Section 1.04. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and the Guarantors, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (c)  The ownership of Notes shall be proved by the Register.

     (d) If the Company shall solicit from the Holders of Notes of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders of Notes entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matters referred to in the foregoing sentence, such record date shall be the date 30 days prior to such first solicitation of Holders. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Notes of record at the close of business on such record date shall be deemed to be Holders of Notes for the purpose of determining whether Holders of the requisite proportion of Notes of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Notes of such series Outstanding shall be computed as of such record date.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Note Registrar, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 1.05. NOTICES, ETC. TO TRUSTEE, COMPANY AND GUARANTORS. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

               (i) the Trustee by any Holder or the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attn: Corporate Trust Department; or

              (ii) the Company or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company at 942 South Shady Grove Road, Memphis, Tennessee 38120,
     Attention: Corporate Vice President and Treasurer, or at any other address previously furnished in writing to the Trustee by the Company or a Guarantor, as applicable.

     Section 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture or any Note provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Note expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder's address as it appears in the Register, not later than the latest date, or not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

     Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     Section 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

     Section 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.12. GOVERNING LAW. This Indenture, the Notes and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

     Section 1.13. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal or any Additional Amounts need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue with respect to such payments for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

     Section 1.14. LANGUAGE OF NOTICES. Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

     Section 1.15. COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                    ARTICLE 2
                                   NOTE FORMS

     Section 2.01. FORMS GENERALLY. (a) The Notes (including the Trustee's certification of authentication) and the notation thereon relating to the Guarantees shall be in substantially the forms attached hereto as Exhibits B, C and D hereof; PROVIDED that Exchange Notes shall not contain terms with respect to transfer restrictions or additional interest payable upon occurrence of a Registration Default. On the Closing Date, the Notes shall be issued in the form provided in 2.03(a), with the Guarantees duly endorsed thereon. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

     The Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage.

     (b)  Each Note shall be dated the date of its authentication.

     Unless otherwise provided in or pursuant to this Indenture or any Notes, the Notes shall be issuable in registered form without coupons.

     Section 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Only such Notes as shall bear thereon a certification of authentication substantially as set forth in the forms of the Notes in Exhibits B and D hereto, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Trustee upon any Note executed by or on behalf of the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     Section 2.03. GLOBAL NOTES. (a) On the Closing Date, the Company shall cause to be executed and delivered to the Trustee in the manner specified in
Section 3.03 (i) for Notes of each series sold within the United States to "qualified institutional buyers" as defined in and pursuant to Rule 144A under the Securities Act, one or more restricted Global Notes (each, a "RULE 144A GLOBAL NOTE"), with the Guarantees endorsed thereon, in definitive, fully registered form without interest coupons, in denominations of US$1,000 and any integral multiples of US$1,000, substantially in the form of Exhibit D hereto and (ii) for Notes of each series sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act, one or more Global Notes (each, a "REGULATION S GLOBAL NOTE") with the Guarantees endorsed thereon, in definitive, fully registered form without interest coupons, in denominations of US$1,000 and any integral multiples of US$1,000, substantially in the form of Exhibit D hereto. The aggregate principal amount of the Rule 144A Global Notes and the Regulation S Global Notes of each series shall equal the aggregate principal amount of the Notes of such series that are to be issued on the Closing Date.

     Until the expiration of the Regulation S Restricted Period, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. Until the expiration of the Regulation S Restricted Period, a holder of a beneficial interest in a Regulation S Global Note must provide written certification (an "OWNER NOTES CERTIFICATION") to Euroclear or Clearstream, as the case may be, that the beneficial owner of the interest in such Global Note is not a U.S. Person (as defined in Rule 902(k) under the Securities Act) or is a U.S. Person who purchased such beneficial interest in a transaction that did not require registration under the Securities Act in the form set forth in Exhibit G, and, if permitted under their procedures, Euroclear or Clearstream, as the case may be, must provide to the Trustee a similar certification in the form set forth in Exhibit H (a "DEPOSITARY CERTIFICATION"), prior to any exchange of such beneficial interest for a beneficial interest in a Regulation S Global Note. After the expiration of the Regulation S Restricted Period, beneficial interests in a Regulation S Global Note may be held through organizations other than Euroclear or Clearstream that are participants in DTC.

     Unless and until a Note is exchanged for an Exchange Note in connection with an effective Registration pursuant to the Registration Rights Agreement, each Rule 144A Global Note and each Individual Note (as defined below) issued in exchange for an interest in a Rule 144A Global Note (a "RESTRICTED INDIVIDUAL NOTE") shall bear the following legend (the "RULE 144A LEGEND") on the face thereof:

     THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF FEDEX CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO FEDEX CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT FEDEX CORPORATION AND THE TRUSTEE SHALL HAVE THE

RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO FEDEX CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     Unless and until a Note is exchanged for an Exchange Note pursuant to an effective Exchange Offer Registration Statement or for an interest in a Regulation S Global Note after the expiration of the Regulation S Restricted Period, each Regulation S Global Note shall bear the following legend (the "REGULATION S LEGEND") on the face thereof:

     THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE "REGULATION S RESTRICTED PERIOD") EXCEPT
(A) TO FEDEX CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT FEDEX CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

     Each Global Note (i) shall be delivered by the Trustee to DTC acting as the Depositary or, pursuant to DTC's instructions, shall be delivered by the Trustee on behalf of DTC to and deposited with the Custodian, and in either case shall be registered in the name of Cede & Co., or such other name as DTC shall specify, and (ii) shall also bear a legend substantially to the following effect:

           "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     (b) If at any time the Depositary for any Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Notes or if at any time the Depositary for such Global Notes shall no longer be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to such Global Notes. If (i) a successor Depositary for such Global Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, or (ii) an Event of Default has occurred and is continuing with respect to the Notes, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate if the Company is directing the authentication and delivery thereof, will authenticate and deliver notes of such series in certificated form ("INDIVIDUAL NOTES") in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Notes in exchange for such Global Notes.

     If the Trustee has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Holders under the Notes, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Notes, the Notes shall no longer be represented by such Global Notes. In such event, the Company hereby agrees to execute and the Trustee will authenticate and deliver, in exchange for such Global Notes, Individual Notes (and if the Trustee has in its possession Individual Notes previously executed by the Company, the Trustee will authenticate and deliver such Notes) of such series, in authorized denominations, in an aggregate principal amount equal to the principal amount of such Global Notes and registered in such name or names as the Trustee deems appropriate.

     (c) Global Notes shall in all respects be entitled to the same benefits under this Indenture as Individual Notes authenticated and delivered hereunder.

     (d) Each Note shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified as set forth in the Officers' Certificate delivered pursuant to Section 2.03(b).

                                    ARTICLE 3
                                    THE NOTES

     Section 3.01. ISSUE AMOUNT; ISSUABLE IN SERIES. The Floating Rate Notes, the Notes due 2007 and the Notes due 2009 shall each constitute a separate series hereunder. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to this Indenture, is limited to $600,000,000 in the case of the Floating Rate Notes, $500,000,000 in the case of the Notes due 2007 and $500,000,000 in the case of the Notes due 2009. Unless the context otherwise requires, Original Notes and the Exchange Notes of like tenor and terms shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of the Holders or upon redemption.

     Section 3.02. DENOMINATIONS. Unless otherwise provided in or pursuant to this Indenture, the principal of and interest on and any Additional Amounts with respect to the Notes shall be payable in Dollars. The Notes of each series shall be issuable in such forms and in such denominations as are specified in Section 2.03.

     Section 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Notes shall be executed on behalf of the Company by its President or any Vice President, under its corporate seal reproduced thereon attested by its Secretary or any Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were the proper officers of the Company when their signatures were affixed to such Notes shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes of any series, together with the Guarantees of the Guarantors endorsed thereon, executed by the Company and the Guarantors, respectively, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes with the Guarantees endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of the Exchange Offer Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company, and having endorsed thereon the Guarantees executed by the Guarantors, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and a like principal amount of Original Notes for cancellation in accordance with Section 3.10, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Notes, with the Guarantees endorsed thereon. Prior to authenticating such Exchange Notes, and accepting any additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, upon request, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

     (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Notes with the Guarantees of the Guarantors endorsed thereon have been complied with and that such Exchange Notes and the Guarantees of the Guarantors endorsed thereon, when such Notes have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), will have been duly issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, (ii) as such enforcement may be limited by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury or stay law may be unenforceable.

     (b) that the issuance of the Exchange Notes in exchange for Original Notes has been effected in compliance with the Securities Act.

     Each Note shall be dated the date of its authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by, or on behalf of, the Trustee or by the Authenticating Agent by manual signature. Such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in
Section 3.10 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

     The Trustee shall not be required to authenticate or to cause an Authentication Agent to authenticate any Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Section 3.04. TEMPORARY NOTES. Pending the preparation of definitive Notes of any series and Guarantees, the Company may execute and deliver to the Trustee, and, upon Company Order, the Trustee shall authenticate and deliver in the manner provided in Section 3.03, temporary Notes with the Guarantees endorsed thereon which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes and Guarantees in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Notes may determine, as evidenced by their execution of such Notes. Such temporary Notes may be in global form.

     If temporary Notes of any series are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes of such series, the temporary Notes of such series shall be exchangeable for definitive Notes of such series upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of the same series and of like tenor of authorized denomination containing terms and provisions that are identical to those of any temporary Notes. Until so exchanged the temporary Notes of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of the same series.

     Section 3.05. REGISTRATION, TRANSFER AND EXCHANGE. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such Register shall distinguish between Original Notes and Exchange Notes of each series. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided.

     The Company shall have the right to remove and replace from time to time the Note Registrar for any series of Notes; PROVIDED that no such removal or replacement shall be effective until a successor Note Registrar with respect to such series of Notes shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Note Registrar with respect to a series of Notes, it shall have the right to examine in the United States the Register for such series at all reasonable times. There shall be only one Register for each series of Notes.

     Upon surrender for registration of transfer of any Note of any series at the office or agency of the Company in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series, of any authorized denominations and of a like aggregate principal amount and tenor containing identical terms and provisions.

     At the option of the Holder, Notes of any series may be exchanged for other Notes of the same series bearing such restrictive legends as may be required by this Indenture and containing identical terms and provisions in any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes, with Guarantees endorsed thereon, which the Holder making the exchange is entitled to receive.

     All Notes and Guarantees endorsed thereon issued upon any registration of transfer or exchange of Notes with Guarantees of the Guarantors endorsed thereon shall be the valid obligations of the Company and the respective Guarantors, evidencing the same debt, and (subject to the provisions of the Original Notes regarding payment of additional interest upon a

Registration Default) entitled to the same benefits under this Indenture, as the Notes and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or the Holder's attorney-in-fact duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

     Except as otherwise provided herein, the Company shall not be required (i) to issue, register the transfer of or exchange Notes of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption.

     If the beneficial owners of interests in a Global Note are entitled to exchange such interests for definitive Notes as the result of an event described in Section 2.03(b), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Notes with the Guarantees endorsed thereon in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such Global Note, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Note shall be surrendered from time to time by the Depositary and in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Notes with the Guarantees endorsed thereon as described above without charge.

     The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Note, a like aggregate principal amount of definitive Notes of the same series of authorized denominations and of like tenor with the Guarantees endorsed thereon as the portion of such Global Note to be exchanged, as shall be specified by the beneficial owner thereof, PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Notes of the same series to be redeemed and ending on the relevant Redemption Date.

     Promptly following any such exchange in part, such Global Note shall be returned by the Trustee to such Depositary in accordance with the instructions of the Company referred to above. If a Note is issued in exchange for any portion of a Global Note after the close of business at the office or agency for such Note where such exchange occurs on or after (i) any Regular Record Date for such Note and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Note and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Note, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Note shall be payable in accordance with the provisions of this Indenture.

     Section 3.06.   SPECIAL TRANSFER PROVISIONS. Unless and until an Original
Note is exchanged for an Exchange Note in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply to each such Note:

     (a) TRANSFERS OF RESTRICTED INDIVIDUAL NOTES AND INTERESTS IN A RULE 144A GLOBAL NOTE. With respect to the registration of any proposed transfer of a Restricted Individual Note or an interest in a Rule 144A Global Note, if the Note to be transferred consists of (x) a Restricted Individual Note, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has delivered (i) to the Company and the Registrar a certificate from the transferor substantially in the form of Exhibit E or (ii) to the Company and the Registrar a certificate from the transferor substantially in the form of Exhibit F or a certificate from the transferee advising the Company and the Registrar that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in a Rule 144A Global Note
(A) to be transferred to a transferee who takes delivery in the form of an interest in a Regulation S Global Note prior to the expiration of the Regulation S Restricted Period, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has delivered to the Registrar a certificate substantially in the form of Exhibit E or (B) to be transferred to a transferee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

     (b) TRANSFERS OF INTERESTS IN A REGULATION S GLOBAL NOTE DURING THE RESTRICTED PERIOD. With respect to registration of any proposed transfer prior to the expiration of the Regulation S Restricted Period of an interest in a Regulation S Global Note to a person who takes delivery in the form of a Restricted Individual Note or an interest in a Rule 144A Global Note, the Registrar shall register the transfer of any Note if the proposed transferor has delivered to the Company a certificate from the transferor substantially in the form of Exhibit F or a certificate from the transferee advising the Company and the Registrar that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance of Rule 144A and that the Notes delivered to it shall bear the Rule 144A Legend and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in a Regulation S Global Note may be held only in or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream prior to the expiration of the Regulation S Restricted Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such account, except as provided in this Section 3.06(b).

     (c) TRANSFERS OF UNRESTRICTED INDIVIDUAL NOTES OR INTERESTS IN A REGULATION S GLOBAL NOTE AFTER THE RESTRICTED PERIOD. With respect to any transfer of (i) Unrestricted Individual Notes or (ii) interests in a Regulation S Global Note after the expiration of the Regulation S Restricted Period, the Registrar shall register the transfer of any such Note without requiring any additional certification.

     (d) LEGENDS. Upon the transfer, exchange or replacement of Notes that do not bear the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver Notes that do not bear either the Rule 144A Legend or the Regulation S Legend. Upon the transfer, exchange or replacement of Notes bearing the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver only Notes that bear the Rule 144A Legend or the Regulation S Legend, as the case may be, unless (i) the circumstances contemplated by subparagraphs (a)(x)(i) or (a)(y) of this Section 3.06 exist or (ii) in the case of an exchange of an interest in a Regulation S Global Note for an interest in an Unrestricted Individual Note or a Regulation S Global Note in the manner contemplated in 2.03(a) after the expiration of the Regulation S Restricted Period or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (e) GENERAL. By its acceptance of any Note bearing the Rule 144A Legend or the Regulation S Legend, each holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in such restrictive legend and agrees that it will transfer such Note only as provided in this Indenture and such restrictive legend. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     Section 3.07. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If (i) any mutilated Note is surrendered to the Trustee or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there shall be delivered to the Company and the Trustee such indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same series with the Guarantees endorsed thereon containing identical terms and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

     Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note of any series and Guarantee issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute a separate obligation of the Company and the respective Guarantors, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series and Guarantees duly issued hereunder.

     The provisions of this Section, as amended or supplemented pursuant to this Indenture, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 3.08. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on, and any Additional Amounts with respect to, any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on, and any Additional Amounts with respect to, any Note of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

               (i) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. Such money when deposited will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes of such series at the Holder's address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

              (ii) The Company may make payment of any Defaulted Interest on the Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Unless otherwise provided in or pursuant to this Indenture or the Notes of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Notes may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Register or by transfer to an account maintained by the payee with a bank located in the United States.

     Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     Section 3.09. PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Sections 3.05 and 3.08) interest on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, the Guarantors or the Trustee shall be affected by notice to the contrary.

     No Holder of any beneficial interest in any Global Note held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Note, and such Depositary may be treated by the Company, the Guarantors, the Trustee, and any agent of the Company, the Guarantors or the Trustee as the owner of such Global Note for all purposes whatsoever. None of the Company, the Guarantors, the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 3.10. CANCELLATION. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee at its Corporate Trust Office and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to an Authenticating Agent for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order.

     Section 3.11. COMPUTATION OF INTEREST. Interest on the Floating Rate Notes shall be computed as provided in Exhibits B and D. Interest on the Notes due 2007 and Notes due 2009 shall be computed on the basis of a 360-day year of twelve 30-day months.

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

     Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect with respect to any series of Notes specified in such Company Request (except as to rights of registration of transfer or exchange of Notes), and the Trustee on receipt of the Company Request, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when:

     (a)  either

               (i) all Notes of such series theretofore authenticated and delivered (other than (A) Notes of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
     3.07 and (B) Notes of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

              (ii) all such Notes not theretofore delivered to the Trustee for cancellation:

                       (A)   have become due and payable, or

                       (B) will become due and payable at their Stated Maturity within one year, or

                       (C) if redeemable at the option of the Company are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the

     Trustee for cancellation, for principal and interest and any Additional Amounts to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

     In the event there are Notes of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Notes of such series as to which it is Trustee and if the other conditions thereto are met.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes of any series, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Company under Sections 3.04, 3.05, 3.07 and 10.02, and the obligation to pay Additional Amounts, if any, with respect to such Notes as contemplated by
Section 10.06 (but only to the extent that any Additional Amounts payable with respect to such Notes exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.01(a)(ii)), shall survive.

     Section 4.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the penultimate paragraph of Section 10.03, all money and Government Obligations deposited with the Trustee pursuant to Section 4.01 and Article Thirteen shall be held in trust and applied by it, in accordance with the provisions of the Notes of the series for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, interest and Additional Amounts for whose payment such money and Government Obligations has been deposited with the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5
                                    REMEDIES

     Section 5.01. EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein with respect to the Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Note of such series when it becomes due and payable, and continuance of such default for a period of 30 days;

     (b) default in the payment of the principal of any Note of such series at its Maturity;

     (c) default in the performance, or breach, of any covenant, agreement or warranty of the Company or any Guarantor in this Indenture (other than a covenant, agreement or warranty a default in whose performance is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Notes other than such series) and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company and such Guarantor by the Trustee or to the Company, such Guarantor and the Trustee by the Holders of at least 50% in principal amount of the Outstanding Notes of such series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder;

     (d) the entry by a court having jurisdiction of a decree or order adjudging the Company or a 60% Subsidiary Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a 60% Subsidiary Guarantor under federal bankruptcy law or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their property, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (e) the commencement by the Company or a 60% Subsidiary Guarantor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by any of them to the commencement of bankruptcy or insolvency proceedings against them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by any of them to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their property, or the making by any of them of a general assignment for the benefit of creditors, or the admission by any of them in writing of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company or a 60% Subsidiary Guarantor in furtherance of any such action.

     Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 50% in principal amount of the Outstanding Notes of such series may declare the principal amount of all the Notes of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Notes of any series has been made and before the Stated Maturity thereof, the Holders of a majority in principal amount of the Outstanding Notes of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

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

               (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                       (A) all overdue installments of interest on and any Additional Amounts with respect to all Outstanding Notes of such series;

                       (B) the principal of any Outstanding Notes of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes of such series and any Additional Amounts;

                       (C) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue interest or Additional Amounts at the rate borne by the Notes of such series; and

                       (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

              (ii) all Events of Default with respect to the Notes of such series, other than the non-payment of the principal of Notes of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

               (i) default is made in the payment of any interest on any Notes when such interest becomes due and payable and such default continues for a period of 30 days, or

              (ii) default is made in the payment of the principal of any Notes at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the

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moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

     If an Event of Default with respect to Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes of such series by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal and interest and Additional Amounts owing and unpaid in respect of the Notes and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

              (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or to which it may become entitled under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official proceeding, and be a member of a creditors' or other similar committee.

     Section 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Notes may be prosecuted by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     Section 5.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, interest or Additional Amounts, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             First: To the payment of all amounts due the Trustee under
Section 6.07;

             Second: To the payment of the amounts then due and unpaid for principal of, interest and Additional Amounts on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, interest and Additional Amounts, respectively; and

             Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     Section 5.07. LIMITATION ON SUITS. No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of such series;

              (ii) the Holders of not less than 50% in principal amount of the Outstanding Notes of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (iii) such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

              (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

               (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes of such series.

It being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the right of any other such Holders of Notes of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders of Notes.

     Section 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.08) interest on, and any Additional Amounts with respect to, such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

     Section 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 5.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes of such series, PROVIDED that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture or with such Notes and the Trustee shall have been offered reasonably acceptable indemnity as therein provided;

              (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

             (iii) subject to Section 6.01, the Trustee need not take any action which might be prejudicial to the Holders of such series not consenting; and

              (iv) subject to Sections 6.01 and 6.03, the Trustee need not take any action which will involve the Trustee in personal liability or expense.

     Section 5.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default:

               (i) in the payment of the principal of or interest on any Note of such series, or

              (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series affected.

     Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15. WAIVER OF STAY OR EXTENSION LAWS. Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                                    ARTICLE 6
                                   THE TRUSTEE

     Section 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default,

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:

               (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series; and

              (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Notes of any series, the Trustee shall transmit by mail to all Holders of Notes of such series, as their names and addresses appear in the Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.01(c) with respect to the Notes of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series.

     Section 6.03.   CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of
Section 6.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and/or an Opinion of Counsel, and shall be protected in respect of any action taken, suffered or omitted by it in reliance thereon;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities which might be incurred by it or its counsel or agents in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the rights, privileges, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

     (i) the Trustee shall not be deemed to have notice of any default or Event of Default with respect to the Notes of any series for which it is acting as Trustee unless (A) a Responsible Officer has actual knowledge of such default or Event of Default or (B) written notice of such default or Event of Default has been given to the Trustee at the Corporate Trust Office by the Company or by any Holder in accordance with the provisions hereof.

     Section 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 to be supplied to the Company will be true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

     Section 6.05. MAY HOLD NOTES. The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

     Section 6.06. MONEY HELD IN TRUST. Except as otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 6.07.   COMPENSATION AND REIMBURSEMENT. The Company agrees:

               (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

              (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

             (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable expenses of counsel, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

     The obligations of the Company under this Section 6.07 will survive the satisfaction and discharge of this Indenture.

     Section 6.08.   INTENTIONALLY LEFT BLANK.

     Section 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall:

               (i) be a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia authorized under such laws to exercise corporate trust powers;

              (ii) be eligible under Section 310(a) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act; and

             (iii) have a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority.

     If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements hereof and of the Trust Indenture Act. The indemnities existing in favor of the Trustee hereunder shall survive the Trustee's resignation or removal or termination of this Indenture.

     (b) The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

     (c) The Trustee may be removed at any time with respect to the Notes of one or more series by the Company or by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series, delivered to the Trustee, and to the Company in the case of an Act of the Holders.

     (d)  If at any time:

               (i) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Notes after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months;

              (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

             (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee with respect to all Notes or the Notes of such series, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes of such series and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series).

     If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of 75% in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Notes of such series and supersede the successor Trustee appointed by the Company.

     If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes of such series as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its Corporate Trust Office.

     Section 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of that or those series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which,

               (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates,

              (ii) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and

             (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

It being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

     Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such a acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 6.12. MERGER, CONVERSION OR SUCCESSION TO BUSINESS. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to or purchasing all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notwithstanding the foregoing, at the request of the Trustee, the parties shall execute and deliver such writings as the Trustee reasonably may request to reflect such succession. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

     Section 6.13. PREFERENTIAL CLAIMS. Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b)(4) and (6) of such Act:

               (i) "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is required to be made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

              (ii) "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or a Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or a Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

     Section 6.14. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.07, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED that such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

     If an appointment with respect to one or more series is made pursuant to this Section, the Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                     This is one of the Notes of the series designated therein
                  referred to in the within-mentioned Indenture.

                  WACHOVIA BANK, NATIONAL
                  ASSOCIATION, as
                  Trustee


                  By:
                       As Authenticating Agent


                  By:
                       Authorized Signatory

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee with respect to the Notes of each series:

               (i) semi-annually, not later than each Interest Payment Date for such series a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding Regular Record Date therefor, and

              (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, however, that so long as the Trustee is the Note Registrar no such list shall be required to be furnished.

     Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Notes of each series contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of such Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list of the Holders of Notes of any series furnished to it as provided in Section 7.01 upon receipt of a new list of such Holders.

     (b) If three or more Holders of Notes of any series (herein referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such series with respect to their rights under this Indenture or under the Notes of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a) with respect to the Notes of such series, or

              (ii) inform such applicants as to the approximate number of Holders of Notes of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

     Section 7.03. REPORTS BY TRUSTEE. (a) Within 60 days after March 1 of each year commencing with the year 2005, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, a brief report dated as of such March 1, if any, as may be required by Section 313(a) of the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange.

     Section 7.04.   REPORTS BY COMPANY. The Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) if the Company is no longer required (or is not required, as the case may be) to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, then it shall promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act of 1933 (or any successor provision thereto) to such Holder or to a prospective purchaser of a Note who is designated by such Holder and is a qualified institutional buyer (as defined in Rule 144A), upon the request of such Holder or prospective purchaser, in order to permit compliance by such Holder with Rule 144A under the Securities Act of 1933.

     (c) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (d) transmit by mail to all Holders, as their names and addresses appear in the Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) through (c) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 8.01. COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS. The Company shall not, in a single transaction or a series of related transactions, consolidate with or merge into any other Person or convey, transfer or lease its properties and assets as, or substantially as, an entirety to any Person or permit any other Person to merge into the Company unless:

     (a) in case the Company shall consolidate with or merge into another Corporation or convey, transfer or lease its properties and assets as, or substantially as, an entirety to any Person, the Corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, or lease the properties and assets of the Company as, or substantially as, an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, interest on and any Additional Amounts with respect to all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (b) immediately after giving effect to such transaction, no Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

     (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Section 8.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation by the Company with or merger by the Company into any other Corporation or any conveyance, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety to any Person in accordance with Section 8.01, the successor Corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation has been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

     Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Notes or such Guarantee, as the case may be;

     (b) to add to the covenants of the Company or any Guarantor for the benefit of the Holders of all or any series of Notes (and, if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Guarantor;

     (c) to add any additional Events of Default with respect to Notes of any or all series;

     (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

     (e)  to secure the Notes of any or all series;

     (f)  to add new Guarantors pursuant to Section 12.03;

     (g)  to provide for the release of any Guarantor pursuant to Section 12.04;

     (h) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Notes of any series in any material respect;

     (i) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b);

     (j) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Notes, as herein set forth;

     (k) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Notes pursuant to Article Thirteen, PROVIDED that no such supplement shall materially adversely affect the interest of the Holders of any Notes then Outstanding;

     (l) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

     (m) to amend or supplement any provision contained herein or in any supplemental indenture, PROVIDED that no such amendment or supplement shall materially adversely affect the interest of the Holders of any Notes then Outstanding.

     Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of a majority in principal amount of the Outstanding Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantors, and the Trustee, the Company, the Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

     (a) change the Stated Maturity of the principal of, or any installment of interest on, any such Note, or reduce the principal amount thereof or any interest thereon, or change any Place of Payment where, or the currency in which, any such Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date);

     (b) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of those Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

     (c) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or the provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes;

and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series.

                                   ARTICLE 10
                                    COVENANTS

     Section 10.01. PAYMENT OF PRINCIPAL, INTEREST AND ADDITIONAL AMOUNTS. The Company covenants and agrees for the benefit of the Holders of each series of Notes that it will duly and punctually pay the principal of and interest on and any Additional Amounts with respect to the Notes of that series in accordance with the terms of the Notes and this Indenture.

     Section 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in each Place of Payment for any series of Notes an office or agency where Notes of such series may be presented or surrendered for registration or transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 10.03. MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of Notes, it will, on or before each due date of the principal of or interest on any of the Notes of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Notes, it will, on or before each due date of the principal of or interest on any Notes of such series, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of the principal of or interest on Notes of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Notes of such series) in the making of any payment of principal or interest on the Notes of such series; and

             (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or received by the Trustee (or another trustee satisfying the requirements of Section 6.09) in respect of Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 13.05, or then held by the Company, in trust for the payment of the principal of or interest on any Note of any series and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust. The Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     The Trustee or such Paying Agent, before being required to make any such repayment, shall publish, at the Company's expense, in the English language, in a newspaper customarily published on each Business Day and of general circulation in the City of New York, New York, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after

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a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 10.04. CORPORATE EXISTENCE. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Holder.

     Section 10.05. STATEMENT AS TO DEFAULT. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate, stating as to each signer thereof that he or she is familiar with the affairs of the Company and whether or not to such officer's knowledge the Company is in compliance (without regard to any period of grace or requirement of notice) with all conditions and covenants of this Indenture. The officer executing such certificate shall be the Company's treasurer or principal executive, finance or accounting officer and such certificate need not comply with Section 1.02 of this Indenture.

     Section 10.06. ADDITIONAL AMOUNTS. The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such Additional Amounts ("ADDITIONAL AMOUNTS") as are necessary so that the net payment by the Company or any Paying Agent of the principal of and interest on the Notes to a person that is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a foreign trust or estate or (iv) a foreign partnership, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to such payment, will not be less than the amount that would have been payable in respect of such Notes had no such withholding or deduction been required.

     The obligation of the Company to pay Additional Amounts shall not apply:

     (1) to a tax, assessment or governmental charge that is imposed or withheld solely because the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary Holder:

          (a) is or was present or engaged in a trade or business in the United States or has or had a permanent establishment in the United States;

          (b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

          (c) is or has been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

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

          (d) is or was a "10-percent shareholder" of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code or any successor provision;

     (2) to any Holder that is not the sole beneficial owner of such Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of such Additional Amounts had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

     (3) to a tax, assessment or governmental charge that is imposed or withheld solely because the Holder or any other Person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

     (4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Company or a Paying Agent from such payment;

     (5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

     (6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

     (7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any Note, if such payment can be made without such withholding by any other Paying Agent; or

     (8)  in the case of any combination of the above items.

     Section 10.07. APPLICATION OF PROCEEDS UPON RELEASE OF A 10% SUBSIDIARY GUARANTOR. The Company will not enter into any transaction which would result in the release pursuant to Section 12.04(a) of the Guarantee of any Guarantor which would be a 10% Subsidiary Guarantor on the date such Guarantee is released, unless at least 75% of the proceeds from such transaction consist of any combination of: (i) cash (including assumption by the acquiror of any Indebtedness of the Company or its subsidiaries) or Readily Marketable Securities, (ii) property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of the Company and its subsidiaries existing on the date such transaction is consummated and (iii) interests in companies or businesses having property or assets or engaged in businesses similar or related to the nature or type of the property or assets or businesses of the Company and its subsidiaries on the date such transaction is consummated. In the event that the net proceeds from the sale or other disposition of a 10% Subsidiary Guarantor consist of cash or Readily Marketable Securities, the Company shall apply, within 12 months of the consummation of such sale or other disposition, an amount equal to 100% of the fair market value, as determined in good faith by the Board of Directors, of such net proceeds to (i) repay unsubordinated Indebtedness of the Company or any Guarantor, in each case owing to a Person other than an Affiliate of the Company or (ii) invest in property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of the Company and its subsidiaries existing on the date of such investment or (iii) invest in a company or business having property or assets or engaged in a business similar or related to the nature or type of the property or assets or business of the Company and its subsidiaries on the date of such investment.

                                   ARTICLE 11
                               REDEMPTION OF NOTES

     Section 11.01. REDEMPTION UPON A TAX EVENT. If (a) the Company becomes or will become obligated to pay Additional Amounts in accordance with Section 10.06 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 22, 2004, or (b) a taxing authority of the United States takes an action on or after March 22, 2004, whether or not with respect to the Company or any of its Affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, then the Company may, at its option, redeem, as a whole, but not in part, the Notes of any series on any Interest Payment Date, at a Redemption Price equal to 100% of their principal amount, together with interest accrued thereon to the Redemption Date; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes. No redemption pursuant to clause
(b) above may be made unless the Company delivers to the Trustee (i) an opinion of independent U.S. tax counsel of nationally recognized standing to the effect that an act taken by a taxing authority of the United States results in a substantial probability that the Company will or may be required to pay such Additional Amounts and (ii) an Officers' Certificate stating that, based on such opinion, the Company is entitled to redeem the Notes pursuant to their terms.

     Section 11.02. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Notes designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Notes or portion thereof.

     All notices of redemption shall state:

               (i)   the Redemption Date;

              (ii)   the Redemption Price;

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

             (iii) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date;

              (iv) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

               (v) the CUSIP Number or the Euroclear or Clearstream reference numbers of such Notes, if any (or any other numbers used by a Depositary to identify such Notes); and

              (vi) that, unless the Company or the Guarantors default in paying the Redemption Price, interest will cease to accrue on the Notes called for redemption on the Redemption Date.

     Notice of redemption of Notes to be redeemed shall be given by the Company or, on Company Request, by the Trustee at the expense of the Company.

     Section 11.03. DEPOSIT OF REDEMPTION PRICE. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Notes which are to be redeemed on that date.

     Section 11.04. NOTES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company or the Guarantors shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company or the Guarantors at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.08.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

                                   ARTICLE 12
                               GUARANTEE OF NOTES

     Section 12.01. UNCONDITIONAL GUARANTEE. Each of the Guarantors hereby fully and unconditionally, jointly and severally, guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company to the

Holders or the Trustee hereunder or thereunder, that: (a) the principal of and interest and Additional Amounts, if any, on the Notes will be duly and punctually paid in full when due, whether at maturity, upon redemption, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other obligations under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations under the Indenture or the Notes or any change in the time, manner or place of payment of, or in any other term in respect thereof, or waiver of or consent to any departure from any other agreement relating to any obligations under the Indenture or the Notes, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, the Guarantors shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee and shall entitle the Holders of Notes to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

     The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are expressly hereby waived by the Guarantors) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to any Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Notes or other obligations under this Indenture, whether or not a Guarantee is affixed to any particular Note, any insolvency, bankruptcy, reorganization or dissolution, or any other proceeding of the Company, or any Guarantor, including, without limitation, rejection of any Guarantee in such bankruptcy or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Each Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand (a) subject to this Article Twelve, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

     Section 12.02. EXECUTION AND DELIVERY OF GUARANTEE. To further evidence the Guarantee set forth in Section 12.01, each Guarantor hereby agrees that it shall execute a Guarantee in the form attached hereto as Exhibit C and that a notation of such Guarantee shall be endorsed on each Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of such Guarantor.

     Each Guarantor hereby agrees that its Guarantee set forth in Section 12.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

     If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates such Note or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

     The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantors.

     Section 12.03. FUTURE GUARANTORS. The Company covenants and agrees that it shall cause each Person that becomes a Guarantor hereunder after the date hereof to execute and deliver to the Trustee an indenture supplemental hereto, substantially in the form of Exhibit A hereto, evidencing the same.

     Section 12.04. RELEASE OF A GUARANTOR. (a) Upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a Guarantor, or of all of the Capital Stock of a Guarantor, or all, or substantially all, the assets of a Guarantor, to any Person that is not an Affiliate of the Company, such Guarantor shall be deemed to be automatically and unconditionally released and discharged from all its obligations under its Guarantee and under this Article Twelve without any further action required on the part of the Trustee or any Holder. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 12.04(a).

     (b) The Company, at its option, may cause any Person that becomes a Guarantor after the Closing Date to be unconditionally released and discharged from all its obligations under its Guarantee and under this Article Twelve upon notification of such release by the Company to the Trustee. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 12.04(b).

     Section 12.05. WAIVER OF SUBROGATION. Until this Indenture is discharged and all of the Notes are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company's obligations under the Notes or this Indenture and such Guarantor's obligations under this Guarantee and this Indenture, in any such instance including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Notes under the Notes, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in the trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied to the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
12.05 is knowingly made in contemplation of such benefits.

     Section 12.06. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT REGARDING DISSOLUTION, ETC. OF GUARANTORS. Upon any payment or distribution of assets of any Guarantor referred to in this Article Twelve, the Trustee, subject to the provisions of Section 6.01, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

     Section 12.07. LIMITATION OF GUARANTOR'S LIABILITY. Notwithstanding any other provision hereof, each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee does not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law. To effectuate the foregoing intention, each Holder and each Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, will result in the obligations of the Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

     Section 12.08. OBLIGATIONS REINSTATED. The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of such Guarantor hereunder

(whether such payment shall have been made by or on behalf of the Company) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or such Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

     Section 12.09. NO OBLIGATION TO TAKE ACTION AGAINST THE COMPANY. Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by any Guarantor of its liabilities and obligations under its Guarantee or under this Indenture.

                                   ARTICLE 13
                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 13.01. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. If pursuant to Section 3.01 provision is made for either or both of (a) defeasance of the Notes of a series under Section
13.03 or (b) covenant defeasance of the Notes of a series under Section 13.04 to apply to Notes of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Notes of such series, and the Company may at its option, at any time, with respect to the Notes of such series, elect to have either Section 13.03 (if applicable) or Section 13.04 (if applicable) be applied to the Outstanding Notes of such series upon compliance with the conditions set forth below in this Article 13.

     Section 13.02. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the above option applicable to this Section, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to the Outstanding Notes of such series on the date the conditions set forth below are satisfied (hereinafter, "DEFEASANCE").

     For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes of such series and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

     (a) the rights of Holders of Outstanding Notes of such series to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and interest on and Additional Amounts, if any, with respect to, such Notes when such payments are due;

     (b) the Company's obligations with respect to such Notes under Sections 3.04, 3.05, 3.07, 6.07, 10.02, 10.03 and 10.06 (but only to the extent that any
Additional Amounts payable
exceed the amount deposited in respect of such Additional Amounts pursuant to
Section 13.04(a) below);

     (c) the rights, powers, trusts, duties and immunities and other provisions in respect of the Trustee hereunder; and

     (d)  this Article Thirteen.

     Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03 with respect to the Notes of such series.

     Section 13.03. COVENANT DEFEASANCE. Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 8.01, 10.05, 12.05, 5.01(c) (as to Sections 8.01 and 10.05), 5.01(d) and 5.01(e) with respect to the Outstanding Notes of such series on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE").

     For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes of such series, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby. Following a covenant defeasance, payment of the Notes of such series may not be accelerated because of an Event of Default specified above in this
Section 13.03.

     Section 13.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 13.02 or
Section 13.03 to the Outstanding Notes of such series.

     (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) an amount in Dollars, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, within two weeks of the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and each installment of interest on the Outstanding Notes of such series on the Stated Maturity of such principal or interest in accordance with the terms of this Indenture and of such Notes. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of any series of Notes at a future date in accordance with any redemption provisions relating to such series, which shall be given effect in applying the foregoing.

     (b) No Event of Default or event with which notice of lapse of time or both would become an Event of Default with respect to the Notes of such series shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Notes of such series to have a conflicting interest for purposes of the Trust Indenture Act with respect to any Notes of the Company.

     (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

     (e) Such defeasance or covenant defeasance shall not cause any Notes of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be deleted.

     (f) In the case of an election under Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

     (g) In the case of an election under Section 13.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (h) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

     (i) The Company shall have delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent provided for in the Indenture relating to either the defeasance under Section
13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

     Section 13.05. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of the last two paragraphs of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section, the "TRUSTEE") pursuant to Section
13.04 in respect of the Outstanding Notes of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes of such series.

     Anything in this Article 13 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                            FEDEX CORPORATION, as Issuer
     Attest:

     By:   /s/ Robert T. Molinet            By:   /s/ Charles M. Buchas
        --------------------------------       --------------------------------
        Name:  Robert T. Molinet               Name:  Charles M. Buchas
        Title: Assistant Secretary             Title: Corporate Vice President
                                                   And Treasurer

                                           FEDERAL EXPRESS CORPORATION,
                                             as Guarantor

     Attest:

     By:   /s/ Thomas F. Donaldson, Jr.    By:   /s/ Cathy D. Ross
        --------------------------------      --------------------------------
        Name:  Thomas F. Donaldson, Jr.       Name:  Cathy D. Ross
        Title: Vice President                 Title: Chief Financial Officer

                                           FEDEX FREIGHT CORPORATION,
                                             as Guarantor

     Attest:

     By:   /s/ Robert H. Rhea              By:   /s/ Douglas G. Duncan
        --------------------------------      --------------------------------
        Name:  Robert H. Rhea                 Name:  Douglas G. Duncan
        Title: Assistant Secretary            Title: President and
                                                     Chief Executive Officer

                                           FEDEX FREIGHT EAST, INC.,
                                             as Guarantor

     Attest:

     By:   /s/ L.C. Miller                 By:   /s/ Frank Conner
        --------------------------------      --------------------------------
        Name:  L.C. Miller                    Name:  Frank Conner
        Title: Sr. V.P.                       Title: V.P. Accounting & Finance,
                                                     CFO

                                           FEDEX GROUND PACKAGE SYSTEM INC.,
                                             as Guarantor
     Attest:

     By:   /s/ Steven H. Taylor            By:   /s/ Ronald R. Trombetta
        --------------------------------      --------------------------------
        Name:  Steven H. Taylor               Name:  Ronald R. Trombetta
        Title: Assistant Secretary            Title: Senior Vice President -
                                                     Finance and Administration,
                                                     Chief Financial Officer
                                                     And Treasurer

                                           KINKO'S, INC., as Guarantor
     Attest:

     By:   /s/ Frederic C. Liskow          By:   /s/ Leslie M. Benners
        --------------------------------      --------------------------------
        Name:  Frederic C. Liskow             Name:  Leslie M. Benners
        Title: SVP & Gen. Counsel             Title: Vice President & Treasurer


                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                             as Trustee


                                           By:   /s/ Raymond Delli Colli
                                              --------------------------------
                                              Name:  Raymond Delli Colli
                                              Title: Assistant Vice President

                                                                       EXHIBIT A

                                                            Form of Supplemental
                                                                Indenture to add
                                                           Additional Guarantors

                          FEDEX CORPORATION, as Issuer,
                    THE ADDITIONAL GUARANTOR[S] NAMED HEREIN
                                       AND
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                             Supplemental Indenture
                                     No. __

                      Floating Rate Notes due April 1, 2005
                          2.65% Notes due April 1, 2007
                          3.50% Notes due April 1, 2009

     SUPPLEMENTAL INDENTURE NO. ___, dated as of __________, _____, among FedEx Corporation, a Delaware corporation (the "COMPANY"), __________ (the "ADDITIONAL GUARANTOR[S]") and Wachovia Bank, National Association, a national banking association, as Trustee (the "TRUSTEE").

                                    RECITALS

     The Company, the Guarantors and the Trustee have executed and delivered an Indenture, dated as of March 25, 2004 (as amended or supplemented, the "INDENTURE"), to provide for the issuance of the Floating Rate Notes due 2005, the 2.65% Notes due 2007 and the 3.50% Notes due 2009;

     Section 12.03 of the Indenture provides that each Person who becomes a Guarantor shall execute a supplemental indenture evidencing the same;

     [Each] [The] Additional Guarantor desires to become a Guarantor under the Indenture; and

     All acts and proceedings required by law, the Indenture and the organizational documents of the Company and the Additional Guarantor necessary to constitute this Supplemental Indenture No. __ a valid and binding agreement for the uses and purposes set forth herein have been done and performed, and the execution and delivery of this Supplemental Indenture No. __ have in all respects been duly authorized.

     NOW, THEREFORE, this Indenture witnesseth:

     For and in consideration of the premises and good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the holders of the Notes of each series, as follows:

                                    ARTICLE 1
                   RELATION TO THE INDENTURE; DEFINITIONS AND
                     OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. RELATION TO THE INDENTURE. This Supplemental Indenture No. ___ constitutes an integral part of the Indenture.

     SECTION 1.02. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION. For all purposes of this Supplemental Indenture No. ___ unless otherwise specified herein:

     (a) all terms defined in the Indenture which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

     (b) the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No. __, except that the words "HEREIN," "HEREOF," "HERETO" and "HEREUNDER" and other words of similar import refer to this Supplemental Indenture as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No. ___.

                                    ARTICLE 2
                            ADDITION OF GUARANTOR[S]

     SECTION 2.01. ADDITION OF GUARANTOR. [Each] [The] Additional Guarantor is hereby made a party to the Indenture as a Guarantor thereunder.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     SECTION 3.01. SUPPLEMENTAL INDENTURE. The Indenture, as supplemented and amended by this Supplemental Indenture No. __, is in all respects hereby adopted, ratified and confirmed.

     SECTION 3.02. EFFECTIVENESS. This Supplemental Indenture No. __ shall take effect as of the date hereof.

     SECTION 3.03. EXECUTION BY THE TRUSTEE. The Trustee has executed this Supplemental Indenture No. __ only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as the statements of the Company and the Additional Guarantor[s], and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. __ or the execution hereof by any Person (other than the Trustee).

     SECTION 3.04. GOVERNING LAW. This Supplemental Indenture No. __ shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

     SECTION 3.05. COUNTERPARTS. This Supplemental Indenture No. __ may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. __ to be duly executed, as of the day and year first written above.


                                           FEDEX CORPORATION
     Attest:

     By:                                   By:
        --------------------------------     ---------------------------------
        Name:                                 Name:
        Title:                                Title:


                                           [ADDITIONAL GUARANTOR[S]]

     Attest:

     By:                                   By:
        --------------------------------      ---------------------------------
        Name:                                 Name:
        Title:                                Title:


                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION, as Trustee


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT B

                                                         Form of Individual Note

                         FORM OF FACE OF INDIVIDUAL NOTE

          [IF THIS IS A RESTRICTED INDIVIDUAL NOTE, ADD: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF FEDEX CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO FEDEX CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT FEDEX CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO FEDEX CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

REGISTERED                                                     PRINCIPAL AMOUNT:
No._______                                                     $________________

CUSIP NO.______

                                FEDEX CORPORATION

   [Floating Rate Notes due 2005] [FOR NOTES DUE 2007 - 2.65% Notes due 2007]
                   [FOR NOTES DUE 2009 - 3.5% Notes due 2009]

     [FOR FLOATING RATE NOTES -- FedEx Corporation, a Delaware corporation (the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay ____________ or registered assigns, the principal sum of ____________ DOLLARS on April 1, 2005 (the "MATURITY DATE") and to pay interest thereon from , or from the most recent "INTEREST PAYMENT DATE" to which interest has been paid or duly provided for, on July 1, 2004, October 1, 2004, January 1, 2005 and April 1, 2005, at a floating rate of interest until the principal hereof is paid or duly provided for; PROVIDED that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be the fifteenth calendar day prior to the Interest Payment Date (whether or not a Business Day) [IF THIS
NOTE IS AN ORIGINAL NOTE, THEN INSERT - ; PROVIDED that any accrued and unpaid interest (including any Additional Amounts and additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The interest rate on this Note for the interest period beginning the date of this Note and ending on the first Interest Reset Date (as defined below) will be 1.39% per annum. The interest rate on this Note for each subsequent interest period will be reset quarterly on each Interest Payment Date (an "INTEREST RESET DATE"), and this Note will bear interest at an annual rate (computed on the basis of the actual number of days elapsed over a 360-day year) equal to the three-month London interbank offer rate ("LIBOR"), determined in the manner set forth below, plus 28 basis points.

     The interest rate in effect for this Note on each day from and including the first Interest Reset Date will be (a) if that day is an Interest Reset Date, the interest rate determined as of the Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if that day is not an Interest Reset Date, the interest rate determined as of the Determination Date immediately preceding the most recent Interest Reset Date. The "DETERMINATION DATE" will be the second London Business Day immediately preceding the applicable Interest Reset Date.

     LIBOR will be determined by the calculation agent (which will be JPMorgan Chase Bank) as of the applicable Determination Date in accordance with the following provisions:

     (1) LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars of not less than U.S. $1,000,000 having a three-month maturity, beginning on the second London Business Day immediately following that Determination Date, which appears on Telerate Page 3750 (as defined below) as of approximately 11:00 a.m., London time, on that Determination Date. "TELERATE PAGE 3750" means the display designated on page "3750" on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service, any successor service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If no rate appears on Telerate Page 3750, LIBOR for such Determination Date will be determined in accordance with the provisions of paragraph (2) below.

     (2) With respect to a Determination Date on which no rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on that Determination Date, the calculation agent will request the principal London office of each of four major reference banks in the London interbank market selected by the calculation agent (after consultation with the Company) to provide the calculation agent with a quotation of the rate at which deposits of U.S. dollars having a three-month maturity, beginning on the second London Business Day immediately following that Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on that Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time. If at least two quotations are provided, LIBOR for that Determination Date will be the arithmetic mean of the quotations as calculated by the calculation agent. If fewer than two quotations are provided, LIBOR for that Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on that Determination Date by three major banks selected by the calculation agent (after consultation with the Company) for loans in U.S. dollars to leading European banks having a three-month maturity beginning on the second London Business Day immediately following that Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time; provided, however, that if the banks selected by the calculation agent are not quoting the rates described in this sentence, LIBOR for that Determination Date will be LIBOR determined with respect to the immediately preceding Determination Date, or in the case of the first Determination Date, LIBOR for the initial interest period.

     If the date of maturity of this Note falls on a day that is not a LIBOR Business Day, the related payment of principal and interest will be made on the next LIBOR Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next LIBOR Business Day. If any Interest Reset Date or Interest Payment Date (other than at the date of maturity) would otherwise be a day that is not a LIBOR Business Day, that Interest Reset Date and Interest Payment Date will be postponed to the next date that is a LIBOR Business Day, except that if such LIBOR Business Day is in the next calendar month, such Interest Reset Date and Interest Payment Date (other than at the date of maturity) shall be the immediately preceding LIBOR Business Day.

     "LIBOR BUSINESS DAY" means any day other than Saturday or Sunday or a day on which banking institutions or trust companies in the City of New York are required or authorized to close and that is also a London Business Day.

     "LONDON BUSINESS DAY" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF PAYMENT") where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes of this series may be served. The Company has initially appointed Wachovia Bank, National Association, 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, as such Paying Agent.]

     [FOR NOTES DUE 2007 AND NOTES DUE 2009- FedEx Corporation, a Delaware corporation, (the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay ____________ or registered assigns, the principal sum of ____________ DOLLARS on ____________, ______ (the "MATURITY DATE") and to pay
interest thereon from , or from the most recent "INTEREST PAYMENT DATE" to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 of each year, commencing , , and on the Maturity Date, at the rate of [FOR NOTES DUE 2007 - 2.65%] [FOR NOTES DUE 2009 - 3.50%] per annum, until the principal hereof is paid or duly provided for; PROVIDED that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THIS NOTE IS AN ORIGINAL NOTE, THEN INSERT - ; PROVIDED that any accrued and unpaid interest (including any Additional Amounts and additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF PAYMENT") where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes of this series may be served. The Company has initially appointed Wachovia Bank, National Association, 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, as such Paying Agent.

     Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including March 25, 2004, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.]

     The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                        FEDEX CORPORATION

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:


     Attest:

     By:
        --------------------------------
        Name:
        Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Trustee


By:
   ----------------------------
        Authorized Signatory

Dated:
      -------------------------

                      [FORM OF REVERSE OF INDIVIDUAL NOTE]

                                FEDEX CORPORATION

              [Floating Rate Notes due 2005] [ % Notes due 200[ ]]

     This Note is one of a duly authorized issue of notes of the Company (herein called the "NOTES"), issued under an Indenture (the "INDENTURE") dated as of March 25, 2004 among the Company, the Guarantors referred to in the Indenture and Wachovia Bank, National Association, as Trustee (the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This
Note is one of the series designated on the face hereof, limited in aggregate principal amount to US$ [FOR FLOATING RATE NOTES - $600,000,000] [FOR NOTES DUE 2007 OR 2009 - $500,000,000]. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined have the meanings ascribed to such terms in the Indenture.

     Except to the extent set forth below, this Note is not redeemable at the option of the Company or at the option of the Holder prior to the Maturity Date and is not subject to any sinking fund.

     The Indenture provides that if the Company is required to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or regulations promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 22, 2004, or a taxing authority of the United States (or any political subdivision or taxing authority thereof or therein) takes an action on or after March 22, 2004, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, then the Company may, at its option, redeem, as a whole, but not in part, this Note on any Interest Payment Date on not less than 30 nor more than 60 calendar days' prior notice, at a Redemption Price equal to 100% of this Note's principal amount, together with interest accrued thereon to the date fixed for redemption; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Note.

     The Notes are unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the "GUARANTEES") set forth hereon. The Guarantees are direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

     In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of at least 51% in principal amount of the Notes at the time Outstanding or the consent of 51% in principal amount of each series of Notes to be affected if less than all series are to be affected by such modification or amendment. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM      as tenants in common

     TEN ENT      as tenants by the entireties

     JT TEN as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT ______________ Custodian ______________
                           (Cust)                   (Minor)
                 under Uniform Gifts to Minors Act

                 __________________________________________________
                                       (State)


     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE:

________________________________________________________________________________

Please Print or Type Name and Address including Postal Zip Code of Assignee:
________________________________________________________________________________
________________________________________________________________________________

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________________________________________________
________________________________________________________________________________
to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
      ----------------------------

Signature Guaranteed


----------------------------------
NOTICE:  Signature must be            NOTICE: The signature to this
guaranteed by a member firm of the    assignment must correspond with the
New York Stock Exchange or a          name as written upon the face of the
commercial bank or trust company.     within Note in every particular, without
                                      alteration or enlargement or any
                                      change whatever.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL RESTRICTED INDIVIDUAL NOTES
ONLY.]

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [CHECK ONE]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder;

                                       OR

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 3.06 of the Indenture shall have been satisfied.

Date:
     ------------------------                           ---------------------

                                                                       EXHIBIT C

                                                               Form of Guarantee

                                    GUARANTEE

     _____________ (the "Guarantor") hereby, jointly and severally with each other Guarantor, fully and unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of and interest on the Notes, whether at maturity, upon redemption, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Twelve of the Indenture.

     The obligations of the Guarantor to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, to the extent and in the manner provided, in Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

          This Guarantee is subject to release upon the terms set forth in the Indenture.

                                               ------------------------,
                                                  as Guarantor


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT D

                                                             Form of Global Note

                               FORM OF GLOBAL NOTE

[IF THIS IS A RULE 144A GLOBAL NOTE, ADD THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF FEDEX CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO FEDEX CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT FEDEX CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[IF THIS IS A REGULATION S GLOBAL NOTE ISSUED PRIOR TO THE EXPIRATION OF THE REGULATION S COMPLIANCE PERIOD, ADD THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE "REGULATION S RESTRICTED PERIOD") EXCEPT (A) TO FEDEX CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT FEDEX CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

     No.                               CUSIP No.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                FEDEX CORPORATION

                             [RULE 144A GLOBAL NOTE]

                           [REGULATION S GLOBAL NOTE]

                             [GLOBAL EXCHANGE NOTE]

                               representing up to

                                  US$__,000,000

   [Floating Rate Notes due 2005] [FOR NOTES DUE 2007 - 2.65% Notes due 2007]
                   [FOR NOTES DUE 2009 - 3.50 Notes due 2009]

               Guaranteed as to Payment of Principal and Interest
                    by the Guarantors named in the Indenture

     [FOR FLOATING RATE NOTES -- FedEx Corporation, a Delaware corporation (the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay

     Cede & Co.

     c/o The Depository Trust Company

     55 Water Street

     New York, New York 10041


     or registered assigns, the principal sum set forth on Schedule 1 hereto on April 1, 2005 (the "MATURITY DATE") and to pay interest thereon from March 25, 2004 or from the most recent "INTEREST PAYMENT DATE" to which interest has been paid or duly provided for, on July 1, 2004, October 1, 2004, January 1, 2005 and April 1, 2005, at a floating rate of interest, until the principal hereof is paid or duly provided for; PROVIDED that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be the fifteenth calendar day prior to the Interest Payment Date (whether or not a Business Day) [IF THIS NOTE IS AN ORIGINAL NOTE, THEN INSERT - ; PROVIDED that any accrued and unpaid interest (including any Additional Amounts and additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The interest rate on this Note for the interest period beginning the date of this Note and ending on the first Interest Reset Date (as defined below) will be 1.39% per annum. The interest rate on this Note for each subsequent interest period will be reset quarterly on each Interest Payment Date (an "INTEREST RESET DATE"), and this Note will bear interest at an annual rate (computed on the basis of the actual number of days elapsed over a 360-day year) equal to the three-month London interbank offer rate ("LIBOR"), determined in the manner set forth below, plus 28 basis points.

     The interest rate in effect for this Note on each day from and including the first Interest Reset Date will be (a) if that day is an Interest Reset Date, the interest rate determined as of the Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if that day is not an Interest Reset Date, the interest rate determined as of the Determination Date immediately preceding the most recent Interest Reset Date. The "DETERMINATION DATE" will be the second London Business Day immediately preceding the applicable Interest Reset Date.

     LIBOR will be determined by the calculation agent (which will be JPMorgan Chase Bank) as of the applicable Determination Date in accordance with the following provisions:

     (1) LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars of not less than U.S. $1,000,000 having a three-month maturity, beginning on the second London Business Day immediately following that Determination Date, which appears on Telerate Page 3750 (as defined below) as of approximately 11:00 a.m., London time, on that Determination Date. "TELERATE PAGE 3750" means the display designated on page "3750" on Moneyline Telerate, Inc. (or such other page as may replace the 3750 page on that service, any successor service or such other service or services as may be nominated by the British Bankers'

Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If no rate appears on Telerate Page 3750, LIBOR for such Determination Date will be determined in accordance with the provisions of paragraph (2) below.

     (2) With respect to a Determination Date on which no rate appears on Telerate Page 3750 as of approximately 11:00 a.m., London time, on that Determination Date, the calculation agent will request the principal London office of each of four major reference banks in the London interbank market selected by the calculation agent (after consultation with the Company) to provide the calculation agent with a quotation of the rate at which deposits of U.S. dollars having a three-month maturity, beginning on the second London Business Day immediately following that Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on that Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time. If at least two quotations are provided, LIBOR for that Determination Date will be the arithmetic mean of the quotations as calculated by the calculation agent. If fewer than two quotations are provided, LIBOR for that Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on that Determination Date by three major banks selected by the calculation agent (after consultation with the Company) for loans in U.S. dollars to leading European banks having a three-month maturity beginning on the second London Business Day immediately following that Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in that market at that time; provided, however, that if the banks selected by the calculation agent are not quoting the rates described in this sentence, LIBOR for that Determination Date will be LIBOR determined with respect to the immediately preceding Determination Date, or in the case of the first Determination Date, LIBOR for the initial interest period.

     If the date of maturity of this Note falls on a day that is not a LIBOR Business Day, the related payment of principal and interest will be made on the next LIBOR Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next LIBOR Business Day. If any Interest Reset Date or Interest Payment Date (other than at the date of maturity) would otherwise be a day that is not a LIBOR Business Day, that Interest Reset Date and Interest Payment Date will be postponed to the next date that is a LIBOR Business Day, except that if such LIBOR Business Day is in the next calendar month, such Interest Reset Date and Interest Payment Date (other than at the date of maturity) shall be the immediately preceding LIBOR Business Day.

     "LIBOR BUSINESS DAY" means any day other than Saturday or Sunday or a day on which banking institutions or trust companies in the City of New York are required or authorized to close and that is also a London Business Day.

     "LONDON BUSINESS DAY" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF

PAYMENT") where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes of this series may be served. The Company has initially appointed Wachovia Bank, National Association, 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, as such Paying Agent.]

     [FOR NOTES DUE 2007 AND 2009 - FedEx Corporation, a Delaware corporation (the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay

           Cede & Co.
           c/o The Depository Trust Company
           55 Water Street
           New York, New York 10041

or registered assigns, the principal sum set forth on Schedule 1 hereto on April 1, [2007] [2009] (the "MATURITY DATE") and to pay interest thereon from March 25, 2004 or from the most recent "INTEREST PAYMENT DATE" to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 of each year, commencing October 1, 2004, and on the Maturity Date, at the rate of [FOR NOTES DUE 2007 - 2.65%] [FOR NOTES DUE 2009 - 3.50%] per annum, until the principal hereof is paid or duly provided for; PROVIDED that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THIS NOTE IS AN ORIGINAL NOTE, THEN INSERT - ; PROVIDED that any accrued and unpaid interest (including any Additional Amounts and additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes of this series on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF PAYMENT") where Notes of this series may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes of this series may be served. The Company has initially appointed Wachovia Bank, National Association, 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, as such Paying Agent.

     Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including March 25, 2004, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which banking institutions in New York or Tennessee are obligated or authorized by law to close.]

     The principal and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                         FEDEX CORPORATION

                                         By:
                                            -------------------------------
                                            Name:
                                            Title:
     Attest:

     By:
        --------------------------
        Name:
        Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Global Notes described in the within-mentioned
Indenture.

                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                             as Trustee


                                        By:
                                           -----------------------------------
                                                Authorized Signatory

Dated:

                        [FORM OF REVERSE OF GLOBAL NOTE]

                                FEDEX CORPORATION

              [Floating Rate Notes due 2005] [ % Notes due 200[ ]]

     This Note is one of a duly authorized issue of notes of the Company (herein called the "NOTES"), issued under an Indenture (the "INDENTURE") dated as of March 25, 2004 among the Company, the Guarantors referred to in the Indenture and Wachovia Bank, National Association, as Trustee (the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This
Note is one of the series designated on the face hereof, limited in aggregate principal amount to US$ [FOR FLOATING RATE NOTES - $600,000,000] [FOR NOTES DUE 2007 OR 2009 - $500,000,000]. Capitalized terms used herein and in the Guarantee endorsed hereon but not defined have the meanings ascribed to such terms in the Indenture.

     Except to the extent set forth below, this Note is not redeemable at the option of the Company or at the option of the Holder prior to the Maturity Date and is not subject to any sinking fund.

     The Indenture provides that if the Company is required to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or regulations promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 22, 2004, or a taxing authority of the United States (or any political subdivision or taxing authority thereof or therein) takes an action on or after March 22, 2004, whether or not with respect to the Company or any of its affiliates, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, then the Company may, at its option, redeem, as a whole, but not in part, this Note on any Interest Payment Date on not less than 30 nor more than 60 calendar days' prior notice, at a Redemption Price equal to 100% of this Note's principal amount, together with interest accrued thereon to the date fixed for redemption; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Note.

     The Notes are unconditionally guaranteed as to the due and punctual payment of the principal and interest in respect thereof by the Guarantors as evidenced by their guarantees (the "GUARANTEES") set forth hereon. The Guarantees are direct and unconditional obligations of such Guarantors and rank and will rank equally in priority of payment and in all other respects with all other unsecured and unsubordinated obligations of such Guarantors now or hereafter outstanding.

     In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of at least 51% in principal amount of the Notes at the time Outstanding or the consent of 51% in principal amount of each series of Notes to be affected if less than all series are to be affected by such modification or amendment. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      Schedule 1

               SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

     The initial outstanding principal amount of this Global Note is US$[ ]. The following notations in respect of changes in the outstanding principal amount of this Global Note have been made:

                                            Change in Outstanding        New       Notation
    Date       Initial Principal Amount        Principal Amount        Balance     Made by
   ------     --------------------------   -----------------------    ---------   ----------


                                                                       EXHIBIT E

                                       Form of Regulation S Transfer Certificate

                        REGULATION S TRANSFER CERTIFICATE

          (For transfers pursuant to Section 3.06(a) of the Indenture)

Wachovia Bank, National Association
2525 West End Avenue, Suite 1200
Nashville, Tennessee 37203
Attn:  Corporate Trust Administration

     Re: [Floating Rate Notes due 2005] [___% Notes due ___] of FedEx Corporation (the "NOTES")

     Reference is made to the Indenture, dated as of March 25, 2004 (the "INDENTURE"), among FedEx Corporation (the "COMPANY"), the Guarantors named therein, and Wachovia Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "SECURITIES ACT") are used herein as so defined.

     This certificate relates to U.S. $____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "SPECIFIED NOTES"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER." If the Specified Notes are represented by a Global Note, they are held through the Depositary or a participant of such Depositary in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Notes be transferred to a person (the "TRANSFEREE") who will take delivery in the form of an interest in a Regulation S Global Note or an Unrestricted Individual Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          1. RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904:

          (a) the Owner is not a distributor of the Notes, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

          (b) the offer of the Specified Notes was not made to a person in the United States;

          (c)  either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (d) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (e) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Regulation S Restricted Period, then the requirements of Rule 904(b)(1) or (b)(3) have been satisfied; and

          (f) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          2. RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

          (a) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (b) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Initial Purchasers.

Dated:
                                     -------------------------------------------
                                     (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     (If the Undersigned is a corporation,
                                     partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT F

                                   Form of Restricted Notes Transfer Certificate

                      RESTRICTED NOTES TRANSFER CERTIFICATE

       (For transfers pursuant to Section 3.06(a) or (b) of the Indenture)


Wachovia Bank, National Association
2525 West End Avenue, Suite 1200
Nashville, Tennessee 37203
Attn:  Corporate Trust Administration

     Re: [Floating Rate Notes due 2005] [___% Notes due ___] of FedEx Corporation (the "NOTES")

     Reference is made to the Indenture, dated as of March 25, 2004 (the "INDENTURE"), among FedEx Corporation (the "COMPANY"), the Guarantors named therein and Wachovia Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A under the U.S. Securities Act of 1933 (the "SECURITIES ACT") are used herein as so defined.

     This certificate relates to U.S. $_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "SPECIFIED NOTES"):

     CUSIP No(s). ___________________________

     ISIN No(s), if any. ____________________

     CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Notes be transferred to a person (the "TRANSFEREE") who will take delivery in the form of an interest in the Rule 144A Global Note or a Restricted Individual Note. In connection with such transfer, the Owner hereby certifies that (i) the Owner is not a U.S. Person (as defined under Rule 902(k) under the Securities Act) and (ii) such transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (a) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Initial Purchasers.

Dated:
                                     -------------------------------------------
                                     (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     (If the Undersigned is a corporation,
                                     partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT G

                                                 Form of Owner Notes Certificate
                                                   to Be Delivered in connection
                                              with Exchanges of the Regulation S
                                                          Global Note during the
                                                  Regulation S Compliance Period

                            OWNER NOTES CERTIFICATION

                                FEDEX CORPORATION

                [Floating Rate Notes due 2005] [ % Notes due [ ]]

     This is to certify that, as of the date hereof, $________ of the above-captioned Notes are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. PERSON" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:______________, 2004


By:
   -------------------------------------------
   As, or as agent for, the beneficial owner(s)
   of the Notes to which this certificate
   relates.

                                                                       EXHIBIT H

                                          Form of Depositary Certification to Be
                                          Delivered in connection with Exchanges
                                          of the Regulation S Global Note during
                                             the Regulation S Restriction Period

                            DEPOSITARY CERTIFICATION

                                FEDEX CORPORATION

                [Floating Rate Notes due 2005] [ % Notes due [ ]]

     This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Notes, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Notes of the series set forth above (our "MEMBER ORGANIZATIONS"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Global Note (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:_____________, 2004

Yours faithfully,
[EUROCLEAR BANK, S.A./N.V.,
as operator of the Euroclear System]

     or

[CLEARSTREAM, S.A.]

By
  ---------------------------------

                                       H-1